MASSMUTUAL PREMIER FUNDS

Supplement dated March 28, 2013 to the

Statement of Additional Information dated February 1, 2013

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

The following information replaces similar information found under the heading Portfolio Turnover in the section titled Additional Investment Policies on page 40:

Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds (other than the Disciplined Growth Fund, the Disciplined Value Fund, the Balanced Fund, the Core Bond Fund, the Diversified Bond Fund, the High Yield Fund, the Short-Duration Bond Fund, the Small/Mid Cap Opportunities Fund, and the Value Fund) expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of each Fund (other than the Disciplined Growth Fund, the Disciplined Value Fund, the Balanced Fund, the Core Bond Fund, the Diversified Bond Fund, the High Yield Fund, the Short-Duration Bond Fund, the Small/Mid Cap Opportunities Fund, and the Value Fund) will generally not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the investment adviser or subadviser currently anticipates for these Funds. The investment adviser or subadviser will make changes to the Disciplined Growth Fund’s portfolio, the Disciplined Value Fund’s portfolio, the Balanced Fund’s portfolio, the Core Bond Fund’s portfolio, the Diversified Bond Fund’s portfolio, the High Yield Fund’s portfolio, the Short-Duration Bond Fund’s portfolio, the Small/Mid Cap Opportunities Fund’s portfolio, and the Value Fund’s portfolio whenever it believes such changes are desirable and, consequently, anticipates that each such Fund’s portfolio turnover may be high. Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

The following information replaces similar information found under the heading Public Disclosures in the section titled Disclosure of Portfolio Holdings on page 45:

The Funds’ (other than the Money Market Fund) most recent portfolio holdings as of the end of each quarter are available on http://www.massmutual.com/funds no earlier than 15 calendar days after the end of each quarter. As required by Rule 2a-7 under the 1940 Act, the Money Market Fund’s monthly portfolio holdings and certain other information about the Fund, including its dollar-weighted average maturity and dollar-weighted average life, are available on http://www.massmutual.com/funds within five business days after the end of each month. Such information will generally be available for viewing for at least six months after the posting.

The following information replaces similar information found under the heading Other Disclosures in the section titled Disclosure of Portfolio Holdings on pages 45-46:

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser, and the Funds’ subadvisers may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities, or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include the Funds’ custodian and sub-administrator (State Street), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ subadvisers, providers of portfolio analysis tools, and any pricing services employed by the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3000M-13-01